Exhibit 10.1

STOCK PURCHASE AGREEMENT

This STOCK PURCHASE AGREEMENT (the “Agreement”), dated as of February 22, 2007 (the “Closing Date”), is entered into by and among PacificHealth Laboratories, Inc., a Delaware corporation, with an office located at 100 Matawan Road, Suite 420, Matawan, New Jersey (the “Company”), and Aquifer Opportunity Fund, L.P. and Marc Particelli (each a “Buyer”, and together, the “Buyers”).

WHEREAS:

A. The Company and the Buyers are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the Securities Act of 1933, as amended (the “Securities Act”);

B. The Buyers wish to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, shares of the Company’s Common Stock, par value $.0025 per share, for an aggregate purchase price of US $450,000.

NOW THEREFORE, intending to be legally bound hereby the Company and the Buyers hereby agree as follows:

1. PURCHASE AND SALE OF COMMON SHARES

a. Purchase of Common Shares. The Company hereby issues and sells to the Buyers and the Buyers hereby purchase from the Company such number of shares of the Company’s Common Stock set forth opposite such Buyer’s name on Schedule A hereto (the “Common Shares”) for the purchase price of $1.85 per share based on 10-day average closing price looking back from February 15, 2007, for an aggregate purchase price of $450,000 (the “Purchase Price”).

b. Form of Payment. Simultaneously with the execution and delivery of this Agreement, each Buyer shall pay the Purchase Price for the Common Shares, by wire transfer or such form of payment as the Company shall accept, and (ii) upon receipt of such payment, the Company shall issue irrevocable instructions to its transfer agent and thereafter promptly deliver to each Buyer a stock certificate (the “Common Share Certificate”) representing the Common Shares of such Buyer, duly executed on behalf of the Company and registered in the name of such Buyer.

2. BUYERS’ REPRESENTATIONS AND WARRANTIES.

As a material inducement to the issuance of the Common Shares by the Company, each Buyer represents and warrants to that:

a. Investment Purpose. Buyer is acquiring the Common Shares for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof;

b. Accredited Investor Status. Buyer is an "accredited investor" as that term is defined in Rule 501(a)(3) of Regulation D under the Securities Act.

c. Reliance on Exemptions. Buyer understands that the Common Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of Buyer to acquire the Common Shares.

d. Information. Buyer has reviewed the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, as filed with the United States Securities and Exchange Commission (the “Commission”) and any filings which have been made subsequently by the Company. Buyer and his advisors, if any, have been afforded the opportunity to ask questions of the Company and receive additional information regarding the Company, its business, finances and affairs. Buyer has such knowledge and expertise in financial and business matters that Buyer is capable of evaluating the merits and risks involved in an investment in the Common Shares. Buyer is relying upon its own investigation of the Company and the terms of the offer of Common Shares, and is not relying upon any representation or warranty of the Company. Buyer is not depending upon liquidity in the investment in the Common Shares and has sufficient financial resources to enable Buyer to bear the risk of investment in the Common Shares for an indefinite period of time. Buyer understands that its investment in the Common Shares involves risk. Buyer has sought such accounting, legal and tax advice as it considered necessary to make an informed investment decision with respect to its acquisition of the Common Shares.

e. No Governmental Review. Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Common Shares or the fairness or suitability of the investment in the Common Shares nor have such authorities passed upon or endorsed the merits of the offering of the Common Shares.

f. Transfer or Resale. Buyer understands that: (i) except as set forth in Section 5, the sale of the Common Shares by the Company to Buyer has not been and will not be registered under the Securities Act or any state securities laws, and the Common Shares may not be offered for sale, sold, assigned or transferred by the Buyer unless (A) the offer or sale of the Common Shares by the Buyer is registered under the Securities Act, or (B) Buyer shall have delivered to the Company an opinion of counsel, in a form reasonably acceptable to Company counsel, to the effect that the Common Shares to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) Buyer provides the Company with reasonable assurance that such Common Shares have been or are to be sold, assigned or transferred pursuant to Rule 144 promulgated under the Securities Act, as amended, (or a successor rule thereto) (“Rule 144”); and

(ii) any sale of the Common Shares made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, and if Buyer intends to utilize Rule 144 but Rule 144 is not applicable to such resale, any resale of the Common Shares under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the Commission thereunder.

g. Validity; Enforcement. This Agreement has been duly authorized by all necessary corporate, partnership or limited liability company action on behalf of each Buyer which is an entity, and is a valid and binding agreement of Buyer enforceable against Buyer in accordance with its terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies. No consent or approval of any governmental agency is necessary for the execution, delivery and performance of this Agreement by Buyer.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to each Buyer that:

a. Authorization; Enforcement; Validity. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement, and to issue the Common Shares in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement and the issuance of the Common Shares by the Company have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, (iii) this Agreement has been duly executed and delivered by the Company, and (iv) this Agreement constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies.

b. Issuance of Securities. The Common Shares are duly authorized and, upon issuance in accordance with the terms hereof, shall be (i) validly issued, fully paid and non-assessable and (ii) free from all liens, charges, voting restrictions, transfer restrictions (other than those imposed by securities law), pre-emptive rights and rights of first refusal, other than those which may have been caused by action of the Buyers.

c. Corporate Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with full corporate power and authority to carry on its business as it is now being conducted, to own or hold under lease the properties and assets which it owns or holds under lease and perform all its obligations under the agreements and instruments to which it is a party or by which it is bound.

d. No Violations. The execution and delivery of this Agreement by the Company will not violate (a) the Company’s Certificate of Incorporation or By-laws, (b) any material agreement, instrument or indenture to which the Company is a party or by which the Company’s assets may be bound, or (c) any order or decree of any court of competent jurisdiction or any administrative agency to which the Company is a party or by which its assets may be bound. Assuming the accuracy of the representations and warranties of Buyer contained in this Agreement, no approval or consent of any United States federal or state governmental authority, or the OTCBB, is necessary for the execution, delivery of and performance of this Agreement by the Company, other than the requirement that the Company file a Notice on SEC Form D within fifteen days after the date of this Agreement.

5. REGISTRATION RIGHTS.

a. Restrictive Legend. (i) Each certificate representing the Common Shares shall, except as otherwise provided in this Section 5(a)(i) or in Section 5(a)(ii), be stamped or otherwise imprinted with legends substantially in the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER THAT ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.”

(ii) The Company shall, at the request of Buyer (or any affiliate of Buyer to which any of the Common Shares may have been transferred as contemplated by Section 5(b)), remove from each certificate evidencing the Common Shares the legend described in Section 5(a)(i) if in the opinion of counsel satisfactory to the Company the securities evidenced thereby may be publicly sold without registration under the Securities Act.

b. Notice of Proposed Transfer. Prior to any proposed transfer of any Common Shares, the holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel satisfactory to the Company to the effect that the proposed transfer may be effected without registration under the Securities Act, whereupon the holder of such Common Shares shall be entitled to transfer such Common Shares in accordance with the terms of its notice, subject in any event to the restrictions in this Section 5; provided, however, that no such opinion of counsel shall be required for a transfer to one or more partners of the transferor (in the case of a transferor that is a partnership) or to an affiliated corporation (in the case of a transferor that is a corporation). Each certificate for Common Shares transferred as above provided shall bear the legend set forth in Section 5(a)(i), except that such certificate shall not bear such legend if (x) such transfer is in accordance with the provisions of Rule 144 of the Securities Act (or any other rule permitting public sale without registration under the Securities Act) or (y) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act. The restrictions provided for in this Section 5(b) shall not apply to securities that are not required to bear the legend prescribed by Section 5(a)(i) in accordance with the provisions of Section 5(a).

c. Registration. (i) Subject to Section 5(g), if at any time the Company determines that it shall file a registration statement under the Securities Act for the registration of the Company’s Common Stock (other than a registration statement on a Form S-4 or S-8 or filed in connection with an exchange offer or an offering of securities solely to the Company’s existing stockholders) on any form that would also permit the registration of the Shares and such filing is to be on its behalf or on behalf of selling holders of its securities for the general registration of the Company’s Common Stock to be sold for cash, the Company shall each such time promptly give the Buyers written notice of such determination setting forth the date on which the Company proposes to file such registration statement, which date shall be no earlier than 15 days from the date of such notice, and advising each Buyer of its right to have Common Shares included in such registration. Upon the written request of any holder of the Common Shares received by the Company no later than 15 days after the date of the Company’s notice, the Company shall use all reasonable efforts to cause to be registered under the Securities Act all of the Common Shares that each such holder has so requested to be registered.

(ii) If, in the written opinion of the managing underwriter (or, in the case of a non-underwritten offering, in the written opinion of the Company), the total amount of such securities to be so registered pursuant to subparagraph (i), including such Common Shares, will exceed the maximum amount of the Company’s securities which can be marketed (x) at a price reasonably related to the then current market value of such securities, or (y) without otherwise materially and adversely affecting the entire offering, then the Company shall be entitled to reduce the number of shares of the Company’s Common Stock to be sold in such offering by the holders and any other stockholder of the Company hereafter granted incidental registration rights in proportion (as nearly as practicable) to the amount of the Company’s Common Stock requested to be included by each holder of Common Shares and each other stockholder at the time of filing the registration statement.

(iii) If, within two years after the Closing Date, Adam Mizel shall cease to be a member of the Company’s board of directors, Aquifer Opportunity Fund, L.P. (”Aquifer”) may demand that the Company register the Registrable Securities held by Aquifer (a “Demand Request”), which Demand Request shall (x) specify the number of Registrable Securities that Aquifer intends to sell or dispose of and (y) state the intended method or methods of sale or disposition of the Registrable Securities. The other holders shall have the rights given in subparagraph (i) to be included in such registration

(iv)  In the event of a demand Request, the Company shall cause to be filed, as soon as practicable, but within ninety (90) days of the date of delivery to the Company of the Demand Request, a Registration Statement covering such Registrable Securities that the Company has been so requested to register by the holder and other Persons, providing for the registration under the Securities Act of such Registrable Securities to the extent necessary to permit the disposition of such Registrable Securities in accordance with the intended method of distribution specified in the Demand Request and use its best efforts to have such Registration Statement declared effective by the SEC as soon as practicable thereafter,

d. Obligations of the Company. Whenever required under Section 5(c) to use all reasonable efforts to effect the registration of any Common Shares, the Company shall, as expeditiously as possible:

(i) prepare and file with the Commission a registration statement with respect to such Common Shares, and use all reasonable efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby determined as provided hereafter; provided that the Company shall not be required to keep any registration statement described in subparagraph (i) effective more than 120 days nor to keep any registration statement filed pursuant to subparagraph (iii) effective more than 240 days.

(ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all shares of the Company’s Common Stock covered by such registration statement and as may be necessary to keep such registration statement effective for a reasonable period not to exceed 120 days and promptly notify the holders of any Common Shares covered by the registration statement of any stop order issued or, to the Company’s knowledge, threatened to be issued by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

(iii) furnish to the holders of Common Shares covered by the registration statement such numbers of copies of the registration statement and the prospectus included therein (including each preliminary prospectus and any amendments or supplements thereto in conformity with the requirements of the Securities Act any exhibits filed therewith and such other documents and information as they may reasonably request;

(iv) use all reasonable efforts to register or qualify the Common Shares covered by such registration statement under such other securities or blue sky laws of such jurisdiction within the United States and Puerto Rico as shall be reasonably appropriate for the distribution of the Common Shares covered by the registration statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business in or to file a general consent to service of process in any jurisdiction wherein it would not but for the requirements of this Section 5(d)(iv) be obligated to do so; and provided, further, that the Company shall not be required to qualify such Common Shares in any jurisdiction in which the securities regulatory authority requires that any holder submit any Common Shares to the terms, provisions and restrictions of any escrow, lockup or similar agreement(s) for consent to sell shares of the Company Common Stock covered by the registration statement in such jurisdiction unless such holder agrees to do so;

(v) promptly notify each holder for whom such Common Shares are covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and at the request of any such holder promptly prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made. In the event the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective as provided in Section 5(d)(i) by the number of days during the period from and including the date of the giving of such notice to the date when the Company shall make available to the holders such supplemented or amended prospectus;

(vi) furnish, at the request of any holder requesting registration of Common Shares pursuant to Sections 5(c), if the method of distribution is by means of an underwriting, on the date that the Common Shares are delivered to the underwriters for sale pursuant to such registration, or if such Common Shares are not being sold through underwriters, on the date that the registration statement with respect to such Common Shares becomes effective, (x) a signed opinion, dated such date, of the independent legal counsel representing the Company for the purpose of such registration, addressed to the underwriters, if any, and if such Common Shares are not being sold through underwriters, then to the holders making such request, as to such matters as such underwriters or the holders holding a majority of the Company’s Common Stock included in such registration, as the case may be, may reasonably request and as would be customary in such a transaction; and (y) letters dated such date and the date the offering is priced from the independent certified public accountants of the Company, addressed to the underwriters, if any, and if such Common Shares not being sold through underwriters, then to the holders making such request and, if such accountants refuse to deliver such letters to such holders, then to the Company (i) stating that they are independent certified public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements and other financial data of the Company included in the registration statement or the prospectus, or any amendment or supplement thereto, comply as to form in all material respects with the applicable accounting requirements of the Securities Act and (ii) covering such other financial matters (including information as to the period ending not more than five business days prior to the date of such letters) with respect to the registration in respect of which such letter is being given as such underwriters or the holders holding a majority of the Company’s Common Stock included in such registration, as the case may be, may reasonably request and as would be customary in such a transaction;

(vii) enter into customary agreements (including if the method of distribution is by means of an underwriting, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Common Shares to be so included in the registration statement;

(viii) otherwise use all reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, but not later than 18 months after the effective date of the registration statement, an earnings statement covering the period of at least 12 months beginning with the first full month after the effective date of such registration statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act; and

(ix) use all reasonable efforts to list the Common Shares covered by such registration statement with any securities exchange on which the Company’s Common Stock is then listed.

For purposes of Sections 5(d)(i) and 5(d)(ii), the period of distribution of Common Shares in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Common Shares in any other registration shall be deemed to extend until the earlier of the sale of all the Company’s Common Stock covered thereby and 120 days after the effective date thereof.

e. Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that the holders of the Common Shares shall furnish to the Company such information regarding themselves, the Shares held by them, and the intended method of disposition of such securities as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company.

f. Expenses of Registration. All expenses incurred in connection with each registration pursuant to Section 5(c)(i) of this Agreement, excluding underwriters' discounts and commissions, but including without limitation all registration, filing and qualification fees, word processing, duplicating, printers' and accounting fees (including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance), fees of the National Association of Securities Dealers, Inc. or listing fees, messenger and delivery expenses, all fees and expenses of complying with state securities or blue sky laws, and the fees and disbursements of counsel for the Company, shall be paid by the Company. The holders shall bear and pay the underwriting commissions and discounts applicable to securities offered for their account and the fees and disbursements of their counsel in connection with any registrations, filings and qualifications made pursuant to this Agreement. The holders shall bear 50% of their proportionate share of the expenses incurred in connection with a registration pursuant to Section 5(c)(iii) of this Agreement other than listing fees, in based on the ratio of the number of Common Shares held by such holder to the total number of shares being registered at that time.

g. Underwriting Requirements. In connection with any underwritten offering, the Company shall not be required under Section 5(c) to include Common Shares in such underwritten offering unless the holders of such Common Shares accept the terms of the underwriting of such offering that have been reasonably agreed upon between the Company and the underwriters.

h. Indemnification. In the event any Common Shares are included in a registration statement under this Agreement:

(i) the Company shall indemnify and hold harmless each holder, such holder's directors and officers, each person who participates in the offering of such Common Shares, including underwriters (as defined in the Securities Act), and each person, if any, who controls such holder or participating person within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or proceedings in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in such registration statement on the effective date thereof (including any prospectus filed under Rule 424 under the Securities Act or any amendments or supplements thereto) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each such holder, such holder's directors and officers, such participating person or controlling person for any legal or other expenses reasonably incurred by them (but not in excess of expenses incurred in respect of one counsel for all of them) in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 5(h) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company; provided, further, that the Company shall not be liable to any holder, such holder's directors and officers, participating person or controlling person in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such holder, such holder's directors and officers, participating person or controlling person. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any such holder, such holder's directors and officers, participating person or controlling person, and shall survive the transfer of such securities by such holder.

(ii) Each holder requesting or joining in a registration severally and not jointly shall indemnify and hold harmless the Company, each of its directors and officers, each person, if any, who controls the Company within the meaning of the Securities Act, and each agent and any underwriter for the Company (within the meaning of the Securities Act) against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer, controlling person, agent or underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement on the effective date thereof (including any prospectus filed under Rule 424 under the Securities Act or any amendments or supplements thereto) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by or on behalf of such holder expressly for use in connection with such registration; and each such holder shall reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, agent or underwriter (but not in excess of expenses incurred in respect of one counsel for all of them) in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 5(h)(ii) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such holder, and provided, further, that the liability of each holder hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the net proceeds from the sale of the shares sold by such holder under such registration statement bears to the total net proceeds from the sale of all securities sold thereunder, but not in any event to exceed the net proceeds received by such holder from the sale of Common Shares covered by such registration statement.

(iii) Promptly after receipt by an indemnified party under this Section 5(h) of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 5(h), notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in and assume the defense thereof with counsel selected by the indemnifying party and reasonably satisfactory to the indemnified party (unless (x) such indemnified party reasonably objects to such assumption on the grounds that there may be defenses available to it which are different from or in addition to those available to such indemnifying party and counsel would have a conflict as a consequence of such different or additional defenses, (y) the indemnifying party and such indemnified party shall have mutually agreed to the retention of such counsel or (z) in the reasonable opinion of such indemnified party representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding, in which case the indemnified party shall be reimbursed by the indemnifying party for the reasonable expenses incurred in connection with retaining separate legal counsel); provided, however, that an indemnified party shall have the right to retain its own counsel, with all fees and expenses thereof to be paid by such indemnified party, and to be apprised of all progress in any proceeding the defense of which has been assumed by the indemnifying party. The failure to notify an indemnifying party promptly of the commencement of any such action shall not relieve the indemnifying party from any liability in respect of such action which it may have to such indemnified party on account of the indemnity contained in this Section 5(h), unless (and only to the extent) the indemnifying party was prejudiced by such failure, and in no event shall such failure relieve the indemnifying party from any other liability which it may have to such indemnified party. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any claim or pending or threatened proceeding in respect of which the indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability arising out of such claim or proceeding.

(iv) (A) To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages or liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

(B) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(h) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

i. Lockup. Each holder shall, in connection with any registration of Common Shares, upon the request of the Company or the underwriters managing any underwritten offering of the Company’s Common Stock, agree in writing not to effect any sale, disposition or distribution of any Common Shares (other than that included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time from 30 days prior to the effective date of such registration as the Company or the underwriters may specify; provided, however, that (x) all executive officers and directors of the Company shall also have agreed not to effect any sale, disposition or distribution of any the Company’s Common Stock under the circumstances and pursuant to the terms set forth in this Section 5(i) and (y) in no event shall the holders be required to not effect any sale, disposition or distribution for longer than 180 days after the registration statement becomes effective. The obligations under this Section 5(i) shall terminate on the second anniversary of the date of this Agreement.

j. Termination. All of the Company’s obligations to register shares of the Company’s Common Stock under Sections 5(c) shall terminate upon the removal from each certificate evidencing the Common Shares the legend described in Section 5(a)(i) per an opinion of counsel satisfactory to the Company that the securities evidenced thereby may be publicly sold without registration under the Securities Act.

6. GOVERNING LAW; MISCELLANEOUS.

a. Governing Law. This Agreement shall be governed by and construed in all respects by the internal laws of the State of Delaware (except for the proper application of the United States federal securities laws), without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware.

b. Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

c. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

d. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

e. Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between the Buyers, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyers makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Buyers, and no provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

f. Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

100 Matawan Road, Suite 420
Matawan, New Jersey
Facsimile: 732-739-4360
Attention: President

If to the Buyers, at such address shown for such Buyer on Schedule A hereto.

or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five days prior to the effectiveness of such change.

g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. Neither party may assign this Agreement or any rights or obligations hereunder without the prior written consent of the other.

h. No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

i. Survival. The provisions of this Agreement shall survive closing.

j. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

k. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

IN WITNESS WHEREOF, the Buyers and the Company have caused this Stock Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

PacificHealth Laboratories, Inc.

By:     /s/ Robert Portman
Robert Portman
President

BUYERS:

Aquifer Opportunity Fund, L.P.

By:     /s/ Adam M. Mizel
Adam M. Mizel
General Partner

    /s/ Marc Particelli
Marc Patricelli

Schedule A

Schedule of Investors

Name and Address	Number of Common Shares Purchased	Total Purchase Price of Shares

Aquifer Opportunity Fund, L.P. 630 Fifth Ave, Suite 2400 New York, NY 10111 Phone - 212.258.1336 Attn: Adam M. Mizel	189,189	350,000
Marc Particelli 15 Grove Lane Greenwich, CT 06831 Phone - 203.629.7939	54,054	100,000
TOTAL	243,243	$450,000